UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2022

Kaspien Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-14818	14-1541629

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2818 N. Sullivan Rd. Ste 130
Spokane Valley, WA 99216

          (Address of Principal Executive Offices, and Zip Code)

(855) 300-2710

         Registrant’s Telephone Number, Including Area Code

        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	KSPN	The NASDAQ Stock Market LLC

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2022, Kaspien Holdings Inc. issued a press release announcing its financial results for its Fourth Quarter ended January 29, 2022.  A copy of the Kaspien Holdings Inc. press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements in this communication are forward-looking statements. The statements contained herein that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, and similar terms and phrases, including references to assumptions, in this document to identify forward-looking statements. These forward-looking statements are made based on management’s expectations and beliefs concerning future events and are subject to uncertainties and factors that could cause actual results to differ materially from the results expressed in the statements. The following factors are among those that may cause actual results to differ materially from the Company’s forward-looking statements:  risk of disruption of current plans and operations of etailz and the potential difficulties in customer, supplier and employee retention; the outcome of any legal proceedings that may be instituted against the Company; the Company’s level of debt and related restrictions and limitations, unexpected costs, charges, expenses, or liabilities; the Company’s ability to operate as a going-concern; deteriorating economic conditions and macroeconomic factors; the impact of the COVID-19 pandemic; and other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

The reader should keep in mind that any forward-looking statement made by us in this document, or elsewhere, pertains only as of the date on which we make it. New risks and uncertainties come up from time-to-time and it’s impossible for us to predict these events or how they may affect us. In light of these risks and uncertainties, you should keep in mind that any forward-looking statements made in this document or elsewhere might not occur.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)EXHIBITS. The following are furnished as Exhibits to this Report:
Exhibit
No. Description

99.1 Kaspien Holdings Inc. Press Release dated April 29, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2022	Kaspien Holdings Inc.

	By:	/s/ Edwin Sapienza
Name: Edwin Sapienza
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Kaspien Holding Inc. press release date April 29, 2022